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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                              --------------------

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 16, 1996
                                                  -----------------

                         EQCC RECEIVABLES CORPORATION
                        EQCC ASSET BACKED CORPORATION
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       (Exact name of registrants as specified in governing instruments)

                                                   59-3170055
   Delaware                    333-17893           59-3170052
---------------            ----------------        ----------
(State or other            (Commission File        (IRS Employer
jurisdiction of            Number)                 Identification No.)
organization)


10401 Deerwood Park Blvd., Jacksonville, Florida                    33256
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:               (904) 987-5120
                                                                  --------------

                                  Not Applicable
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          (Former name or former address if changed since last report)





                        Exhibit Index located at Page 3
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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

ITEM 5.        OTHER EVENTS.

               On or prior to December 30, 1996, the Registrants will cause the issuance and sale of EQCC Home Equity Loan Asset Backed Certificates, Series 1996-4, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of December 1, 1996, among the Registrants, EquiCredit Corporation of America, as Servicer, and First Bank National Association, as Trustee. In connection with the sale of the Certificates, the Registrants have been advised by Lehman Brothers Inc., Credit Suisse First Boston Corporation, Salomon Brothers Inc and Prudential Securities Incorporated (the "Underwriters"), that the Underwriters have furnished to prospective investors certain computational materials and collateral term sheets (the "Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-17893 but prior to the availability of a final Prospectus relating to the Certificates. A Term Sheet in the form used by each of the Underwriters is being filed as an exhibit to this report.

       The Term Sheet attached hereto has been provided by the Underwriters. The information in the Term Sheet was preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and may be superseded by any other information subsequently filed with the Commission.

       The "computational materials" portion of the Term Sheet were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, such materials may not be relevant to or appropriate for investors other than those specifically requesting them.

       Certain assumptions may have been made in the Term Sheet which have resulted in any returns to holders of the Certificates that are detailed in the Term Sheet. No representation is made that any returns indicated in the Term Sheet will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results.

       In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") will differ from the assumptions used in the Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying




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prepayment and other scenarios.  Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

       The statistical distribution of the characteristics of the final Mortgage Pool may vary from the statistical distribution of such characteristics as set forth in the "collateral term sheet" portion of the Term Sheets.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

       List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

               (a)      Financial Statements of Businesses Acquired.

                        Not applicable

               (b)      Pro Forma Financial Information.

                        Not applicable

               (c)      Exhibits.

                                                                                                                   Sequentially
                        Exhibit                                                                                      Numbered
                        Number             Exhibit                                                                     Page
                        ------             -------                                                                     ----
005                     99.1(A)            Computational Materials prepared in connection with the sale of EQCC
                                           Home Equity Loan Asset Backed Certificates, Series 1996-4, by Lehman
                                           Brothers Inc., Credit Suisse First Boston Corporation, Salomon Brothers
                                           Inc and Prudential Securities Incorporated.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                          EQCC RECEIVABLES CORPORATION
                         EQCC ASSET BACKED CORPORATION
                                 (Registrants)


                                     EQCC RECEIVABLES CORPORATION




December 18, 1996                        By:        \s\ Stephen R. Veth
                                                  ---------------------------
                                                  Stephen R. Veth
                                                  President


                                     EQCC ASSET BACKED CORPORATION




December 18, 1996                        By:        \s\ Stephen R. Veth
                                                  ---------------------------
                                                  Stephen R. Veth
                                                  President